SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                AMENDED FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




Date of Report (Date of earliest event reported)         09/17/97
                                                ..........................



                            SC&T INTERNATIONAL, INC.
 ................................................................................
             (Exact name of registrant as specified in its charter)



    Delaware                       0-27382                      86-0737579
 ................................................................................
(State or other                  (Commission                  (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
 Incorporation



     15695 North 83rd Way, Scottsdale, Arizona                     85260
 ................................................................................
      (Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code     602-368-9490
                                                  .......................



                   3837 East La Salle, Phoenix, Arizona 85040
 ................................................................................
         (Former name or former address, if changed since last report.)

Item 4.           Change in Registrant Certifying Accountant

(a)      Toback  &  Company,  the  certifying  accountant  of the  Company,  has resigned. Toback & Company did not provide a reason for its resignation. A letter from Toback & Company dated October 14, 1997, is attached as Exhibit "A" hereto.

         Toback & Company's reports on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion. During the two most recent fiscal years and subsequent interim periods preceding resignation, there were no disagreements with Toback & Company on any matter of accounting principal or practice, financial statement disclosure or audit scope or procedure, which disagreement, if not resulting in the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with the reports. Toback & Company had indicated to the Company that there would be a going concern qualification in the upcoming audit, however, the Company did not disagree with this qualification.

(b) Evers & Company, Ltd., has been engaged as the principal accountant to provide audit services to the Company. The Company has not been informed by Evers & Company, Ltd., that the change in accountants will result in any change in accounting principals. The Company believes that Evers & Company, Ltd., will include a going concern qualification in the financial statements of the Company.

Item 5.           Other Events

(a) Thomas Bednarik has resigned at the Chief Executive Officer and a director of the Company. James Copland is functioning as the Chief Executive Officer of the Company while the Company considers the search for a new Chief Executive Officer. Following the resignation of Mr. Bednaruk, the law firm of O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, which was providing legal services to the Company, has also resigned.

(b) Due to the resignation of the Company's certified accountant, the Company will not be able to file its annual Form 10-K in a timely manner and anticipates making said filing on approximately December 7, 1997.

Item 6.           Resignation of Registrant's Directors

(a) Thomas Bednarik has resigned as director of the Company and as Chief Executive Officer of the Company.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant duly causes this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SC&T INTERNATIONAL, INC.
                                             an Arizona corporation


                                             By: /s/ James L. Copland
                                                ------------------------
                                                 James L. Copland
                                                 Its: President

                                             Date:  November 21, 1997
                                                  ------------------------

                                                                       EXHIBIT A
                                                                       ---------
                              [TOBACK LETTERHEAD]



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of SC & T International, Inc. dated October 9, 1997 except to clarify that we resigned as auditors based primarily on the significant changes which had taken place in the Company over the past twelve months. We also have no direct knowledge of Item 4(b) regarding the engagement of Evers & Company, Ltd.



/s/ Toback CPAs, P.C.
Toback CPAs, P.C.
Phoenix, Arizona
October 14, 1997